Exhibit 10.1

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CONFIDENTIAL	EXECUTION COPY

AMENDMENT AGREEMENT

Re: Epratuzumab Development, Collaboration and License Agreement

This AMENDMENT AGREEMENT (this “Amendment Agreement”), dated December 27, 2011, is by and between UCB PHARMA S.A., a corporation organized under the laws of Belgium (“UCB”) and IMMUNOMEDICS, INC., a Delaware corporation (“Immunomedics”). UCB and Immunomedics are collectively referred to as the “Parties” or individually as a “Party” in this Amendment Agreement. All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Immunomedics Agreement, as hereinafter defined.

WHEREAS, UCB (as successor in interest to UCB S.A.) and Immunomedics are parties to that certain Development, Commercialization and License Agreement, dated as of May 9, 2006, and as amended and otherwise modified from time to time prior to the date hereof (the “Original Immunomedics Agreement” and, as amended in accordance with this Amendment Agreement and the Supplemental Agreement (as defined below), the “Immunomedics Agreement”) in connection with the Development and Commercialization of the Licensed Compound and Licensed Products;

WHEREAS, the Parties now desire to amend and/or modify the Original Immunomedics Agreement in certain respects as set forth herein and to memorialize certain other agreements between the Parties;

WHEREAS, *** with the execution and delivery of this Agreement (i) *** is ***, *** and (ii) *** and *** are *** providing for *** and *** and *** in relation to ***; and

WHEREAS, as set forth herein, certain terms hereof shall take effect only upon the *** (as defined in Section 9 of this Amendment Agreement);

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NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Payments to Immunomedics.

1.1 In consideration of the agreements set forth herein, UCB shall make (or cause to be made) the following payments to Immunomedics:

(a) A non-refundable fee of Thirty Million United States Dollars (US$30,000,000) within five (5) Business Days following the date of this Agreement; and

(b) Subject to Section 9 hereof and subject to the occurrence of the *** (as defined in Section 9 hereof), a non-refundable fee of Thirty Million United States Dollars (US$30,000,000) within five (5) Business Days following the ***.

1.2 The payments contemplated in this Section 1 shall be made in good and immediately available funds in accordance with the following wire transfer instructions:

Bank: ***

ABA #: ***

SWIFT #: ***

Account#: ***

Account Name: ***

2. Amendments and Modifications to Original Immunomedics Agreement. Subject to Sections 2.2, 2.3 and 9 hereof, the Parties agree that the Original Immunomedics Agreement shall be amended and otherwise modified as set forth in this Section 2.

2.1 Amendments to Development Terms.

2.1.1 Amendments to Article 1. Effective upon, and subject to the occurrence of, the ***, Article 1 of the Original Immunomedics Agreement is hereby amended by adding the following defined terms thereto in the appropriate alpha-numerical location:

“***” means *** or its successor-in-interest, or permitted assignee, under the ***.”

“***” means the *** and each of their respective territories and possessions.

“***.”

“***” means the ***.

“***” means the ***.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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2.1.2 Amendments to Section 6.1. Effective upon, and subject to the occurrence of, the ***, the text of Section 6.1 of the Immunomedics Agreement is hereby deleted and replaced with the following:

“6.1 New Indications.

6.1.1 New Indications; Relevant New Indications.

(a) Should either Party wish to amend the Development Plan to include an additional Agreed Indication (in addition to the SLE Indication) it shall make a proposal in writing to the AGC. Such proposal shall identify the relevant indication (each a “New Indication”) and shall include all information (including a draft Development Plan for such New Indication) in such Party’s possession and Control that is reasonably required by the other Party to evaluate: (i) *** for pursuing Development of the Licensed Compound in such New Indication; and (ii) *** the Development of the Licensed Compound in any Agreed Indication (the “Development Factors”). *** The AGC shall have a reasonable period of time (to be not less than *** calendar days from receipt of such relevant information as a reasonably prudent person would otherwise need in order to assess the Development Factors from the Party making the proposal) to determine whether or not (x) the proposed New Indication should be an Agreed Indication or (y) whether further investigation, including clinical studies, of the potential of such proposed New Indication to become an Agreed Indication is warranted. If the AGC concludes that further study is warranted then, pursuant to the other provisions of this Section 6.1, such study should be undertaken and the matter will be resubmitted to the AGC upon completion of any such further study. If the AGC decides that the proposed New Indication should be an Agreed Indication, such New Indication shall be deemed to be an Agreed Indication from the date of such decision. Once a New Indication becomes an Agreed Indication, UCB *** will submit a proposed Development Plan for such Agreed Indication to the AGC as soon as practicable (to be not less than *** calendar days from the decision unless an extension is reasonably required). For the avoidance of doubt, except as otherwise set forth in this Section 6.1, UCB *** shall secure AGC approval of a given indication as an Agreed Indication hereunder before any Development or Commercialization of the Licensed Compound and Licensed Products for such indication pursuant to this Agreement.

(b) Without limiting the provisions of Section 6.1.1 (a), the Parties agree that promptly, and in any event not later than *** calendar days after the ***, the Parties shall cause members of their respective scientific and marketing groups to meet with representatives of *** to discuss the scientific and commercial merit of developing the Licensed Compound for any of the following indications: ***, in order to assist UCB *** in evaluating each such New Indication in light of

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the Development Factors. Immunomedics may, no later than *** calendar days ***, add *** additional proposed indications, provided, however, that such addition shall be by written notice containing a scientific rationale for such addition. UCB *** shall fully and fairly consider the input of Immunomedics and its representatives, including any clinical experts who may be invited to attend and shall, without being arbitrary and capricious, consider, regardless of whether or not clinical data exists, whether an assessment of the Development Factors reasonably recommends a clinical study be undertaken with respect to such indications. If in connection with such evaluation, UCB *** that another indication should be evaluated for Development hereunder, UCB may, with Immunomedics advice and consent, substitute any such indication for one of those enumerated in this Section 6.1.1(b).

(c) No later than *** months ***, UCB will select *** indication discussed pursuant to Section 6.1.1 (b) (which ***) for further study and analysis (each a “Relevant New Indication”) and will provide to Immunomedics a copy of a proposed protocol for a clinical pilot study (a “Relevant New Indication Study”) for such Relevant New Indication(s) (provided that in the case such indication is ***, such Relevant New Indication Study shall be an appropriate exploratory Phase II study in light of the Phase II study already conducted with respect to the Licensed Compound for ***), and such Relevant New Indication Study(ies) will be commenced by UCB within *** after the ***. Any Relevant New Indication Study performed pursuant to this Section 6.1.1 will not require approval of the AGC.

(d) If following completion of the Relevant New indication Study, UCB *** that, in light of the Development Factors, the Relevant New Indication should become an Agreed Indication, UCB shall make an appropriate proposal to such effect to the AGC in accordance with the provisions of Section 6.1.1 (a) and shall vote in favor of making such Relevant New Indication an Agreed Indication. If following the completion of the Relevant New Indication Study, UCB *** that the Relevant New Indication should not become an Agreed Indication, UCB will provide Immunomedics with a reasonably detailed written explanation as to the reasons underlying such determination.

6.1.2 Each determination by UCB *** as to whether and to what extent a proposed New Indication should be the subject of further study or if any New Indication or Relevant New Indication should be an Agreed Indication, shall not be arbitrary or capricious and shall, subject to the next sentence, be based upon the Development Factors. Without limiting the foregoing, for the purposes of this Section 6.1, when evaluating the Development Factors, including whether or not there is a reasonable scientific and commercial basis to pursue or not pursue Development of the Licensed Compound or the Licensed Products in any New Indication, including any Relevant New Indication, UCB shall be entitled to take into account all reasonable relevant factors, including, without limitation (1) ***; (2) ***; (3) ***; (4) ***; (5) ***; and (6) ***.

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6.1.3 The Parties agree that, in the event that ***. Notwithstanding the foregoing, any *** to Immunomedics pursuant to ***. The Parties acknowledge that *** and that *** does not waive any right that Immunomedics has under this Agreement.”

2.2 Rights to Nominated Compounds and Replacement Compounds. Section 2.6 of the Immunomedics Agreement is hereby deleted in its entirety and replaced with “2.6 [Reserved]”. Immunomedics hereby represents and warrants to UCB *** that, as of the date hereof, Immunomedics does not ***.

2.3 Right of Last Refusal with Respect to SLE. Section 2.7.3 of the Immunomedics Agreement is hereby deleted in its entirety and replaced with “2.7.3 [Reserved]”.

2.4 Surrender of Buy-In Right and Amendments to Sections 7.2 and 9.4.4. Effective as of the date of this Amendment Agreement:

2.4.1 UCB hereby irrevocably surrenders its Buy-In Right in respect of the Development and Commercialization of the Licensed Compound and Licensed Products in the Cancer Indication pursuant to Section 6.2 of the Original Immunomedics Agreement and agrees that such Buy-In Right shall no longer be exercisable. In furtherance of the foregoing, Sections 6.2 and 6.3 of the Original Immunomedics Agreement are hereby deleted in their entirety and replaced with the following:

“6.2 UCB recognizes and acknowledges that, subject to and in accordance with the terms and conditions of this Agreement, Immunomedics has the right, including, without limitation, via sublicensing or partnering with a Third Party, to engage in the Development and Commercialization of the Licensed Product in the Cancer Indication.”

2.4.2 In furtherance of the surrender of the Buy-In Right, each instance, as applicable, of the phrase “for so long as it remains outside the Field”, “while outside the Field”, “but only for so long as the Cancer Indication is outside the Field”, “unless and until the Cancer Indication is included within the Field” and/or “for so long as the Cancer Indication is not an Agreed Indication”, including, as applicable any uniquely associated parenthetical marks, are deleted from the Original Immunomedics Agreement.

2.4.3 In furtherance of the foregoing, Section 1.31 of the Original Immunomedics Agreement is hereby deleted in its entirety and replaced with the following:

“1.31 “Field” means the prevention, delay of onset, treatment or control (but excluding diagnosis) of any human disease, disorder or condition other than the Cancer Indication.”

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2.4.4 Immunomedics agrees and acknowledges that, anything to the contrary notwithstanding, neither UCB nor any of its Affiliates has or shall have any obligation to supply any product or any compound, active ingredient, excipient, or other element of any product, or any constituent, component of, or other aspect of any manufacturing process, to Immunomedics or any of its Affiliates, licensees or sublicensees in relation to Immunomedics’s or any of its Affiliates’, licensees’ or sublicensees’ Development or Commercialization of the Licensed Compound for the Cancer Indication, or to otherwise assist Immunomedics or any of its Affiliates, licensees or sublicensees in obtaining approval of, or in any way procuring any supply of, the Licensed Compound from any Third Party. In furtherance of the foregoing, Section 7.2 of the Original Immunomedics Agreement is hereby deleted in its entirety and replaced with the following:

“7.2 [Reserved]”

2.4.5 In relation to UCB’s surrender of its Buy-In Right, Section 9.4.4 of the Original Immunomedics Agreement is hereby deleted in its entirety and replaced with the following:

“9.4.4 ***. The Parties acknowledge that promotion of Licensed Products for indications other than those for which they are approved is unlawful and, further, that it is in the best interests of the Parties to take all commercially reasonable and necessary steps to prevent promotions and sales of Licensed Products for such unapproved indications. The Parties further acknowledge that each Party intends to respect the right of the other to commercially benefit fully from the use and sale of its products in those countries where regulatory approvals have been obtained by Immunomedics (or its licensee or sublicensee) in the Cancer Indication and by UCB (or its sublicensee) in the Field. ***.

(a) The Parties agree that, in the event that any Licensed Product is approved in the Cancer Indication in a particular country in the Territory and any Licensed Product is approved for any indication in the Field in such country, then, subject to and in accordance with the procedures of Sections 9.4.4(b) through 9.4.4(d), ***.

(b) *** the Parties shall, not more frequently than once in any *** and within *** engage an independent intermediary (the “Prescription Auditor”) reasonably acceptable to both Parties, such as an unbiased accounting firm or equivalent entity having expertise in conducting prescription audits, to undertake

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an analysis using prescription audit data obtained from an established Third Party data source in each relevant country for each of the Parties’ and their respective Affiliates’ and licensees’ and/or sublicensees’ respective sales in each country where a Licensed Product has been approved in the Cancer Indication and a Licensed Product has been approved for one or more indications in the Field. Each such analysis shall cover the period from the last date covered by the immediately preceding analysis, or, with respect to a particular country, the date on which the applicable Licensed Product was approved in the Cancer Indication in such country or the applicable Licensed Product is approved in the Field in such country, as applicable, until the date on which such analysis is commenced. Not later than thirty (30) days following a Party’s notice to the other Party of its request for an audit pursuant to this Section 9.4.4(b), each Party shall submit to the Prescription Auditor and the other Party a statement, certified by an officer of such Party, of such Party’s and its licensees’ and sublicensees’ Profit Margin (as defined below) for each such country for the period covered by such audit. The Prescription Auditor shall be instructed to prepare a reasonably detailed draft report of its findings, including a calculation of the *** by each Party and its licensees and sublicensees (each Party, to the extent it is *** is referred to herein as an “Affected Party”) and submit such draft report for review and comment by each of the Parties. The Parties shall have thirty (30) days to review such draft report and provide comments to the Prescription Auditor in relation thereto. Subject to any modifications the Prescription Auditor may make, in its discretion, based upon any comments to such draft report on the part of the Parties, the Prescription Auditor shall prepare a final report not later than forty-five (45) days following the date of such draft report. The findings reflected in each such final report, including each calculation of *** therein, shall be definitive and binding on the Parties; provided, however, that (1) the Parties shall have the opportunity to comment on such calculation included in the Prescription Auditor’s draft report, as contemplated above and (2) any Party’s reported Profit Margins shall be subject to audit by the other Party in connection with any audit conducted pursuant to Section 9.7, with any discrepancy taken into account in determining any amount that may be owing by or to the audited Party pursuant to such Section 9.7. For purposes hereof:

(i) An Affected Party’s “Profit Margin” for a particular period and a particular country shall be equal to the difference between (x) *** and (y) ***.

(i) An Affected Party shall be deemed to have suffered *** and in respect of a particular country equal the product obtained by multiplying (x) ***, by (y) ***.

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(c) With respect to any period covered by an audit pursuant to Section 9.4.4(b), the Party determined *** shall pay such other Party an amount equal to the difference between (i) the aggregate *** in respect of such audited period and (ii) the aggregate *** in respect of such audited period, in accordance with Section 9.4.4(d) and within thirty (30) days following the date of the Prescription Auditor’s final report, subject ***. In the event that the Parties, acting reasonably and in good faith, are unable to agree upon a Prescription Auditor, each Party shall identify one Prescription Auditor candidate and those two Prescription Auditor candidates shall select a Prescription Auditor having the relevant expertise, which selected Prescription Auditor shall be the Prescription Auditor for purposes hereof The cost of each analysis on the part of the Prescription Auditor shall be shared equally by the Parties.

(d) All payments to be made by the Parties pursuant to this Section 9.4.4 shall be made in U. S. Dollars by wire transfer of immediately available funds to an account specified by the payee Party. In the event that any Out-of-Field Sales are made in a currency other than U. S. Dollars, such *** shall be converted into U. S. Dollars using the buying rate for the applicable currency of the country from which the royalties are payable certified by the United States Federal Reserve Bank of New York, as published from time to time by the United States Federal Reserve Board, on the Internet at http: http://www.federalreserve.gov/releases/h10/, or elsewhere, in respect of the last Business Day of the Calendar Quarter in which such *** occur, or the last date prior to such last Business Day for which such certified buying rate has been published by the United States Federal Reserve Board.

(e) Each Party shall implement (and, as applicable, shall cause its Affiliates, licensees and sublicensees to implement) reasonable ***. The Parties shall discuss *** including the ***.

(f) The Parties agree that in the event that ***with respect to the *** the Parties shall use commercially reasonable efforts to *** in light of *** with respect to the ***.”

2.5 Amendments to Financial Terms.

2.5.1 Amendment to Article 1. Effective upon, and subject to the occurrence of, ***:

“1.74A “Supplemental Milestone Payments” means those certain milestone payments provided for in the amendment to Section 9.2.1 pursuant to Section 2.5.2(b) of that certain Amendment Agreement between UCB and Immunomedics, dated as of December 27, 2011, as amended or otherwise modified from time to time.”

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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2.5.2 Amendments to Section 9.2.1.

(a) Section 9.2.1 of the Original Immunomedics Agreement is modified by (i) replacing the phrase “***” with the phrase “***” ***, (ii) replacing the phrase “***” with the phrase “***” ***, (iii) replacing the phrase “***” in the *** with the phrase “***”, and (iv) replacing the word “***” with the word “***” in the ***. For the avoidance of doubt, nothing in this Section 2.5.2(a) is intended to modify any of the financial obligations associated with the achievement of the applicable milestone (as specifically modified by this Section 2.5.2).

(b) Effective upon, and subject to the occurrence of, ***, Section 9.2.1 of the Original Immunomedics Agreement is hereby amended by adding the following two additional milestone events and corresponding milestone payments to the table specified therein:

Milestone Event	Milestone Payment
***	$	***
***	$	***

2.5.3 Amendment to Section 9.3. Section 9.3 of the Original Immunomedics Agreement is hereby amended by adding the following two additional milestone events and corresponding milestone payments to the table specified therein:

Annual Net Sales	Payment to Immunomedics
$***	$	***
$***	$	***

2.5.4 Amendment to Section 9.4.1. Effective upon, and subject to the occurrence of, ***, Section 9.4.1 of the Original Immunomedics Agreement is hereby deleted in its entirety and replaced with the following:

“9.4.1 Subject to Sections 9.4.2, 9.4.3 and 9.4.4, UCB shall pay to Immunomedics royalty payments on a Calendar Quarterly basis equal to the then-applicable percentage indicated below of aggregate annual Net Sales in the Territory of *** generated in such Calendar Year in the Territory ***. Such payments shall be made in accordance with Section 9.6 below.

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During the Royalty Holiday Period (as defined below), the applicable royalty percentages shall be as follows:

Aggregate Annual Net Sales of all Licensed Products	Royalty Rate
Up to $500,000,000	***	%
From $500,000,001 to $***	***	%
From $*** to $***	***	%
Above $***	***	%

Following the Royalty Holiday Period (as defined below), the applicable royalty percentages shall be as follows (the following percentages are referred to herein as the “Post-Holiday Royalty Rates”):

Aggregate Annual Net Sales of all Licensed Products	Royalty Rate
Up to $500,000,000	***	%
From $500,000,001 to $***	***	%
From $*** to $***	***	%
Above $***	***	%

By way of example, in a given Calendar Year ending prior to the end of the Royalty Holiday Period, if the aggregate annual worldwide Net Sales for all Licensed Products is $*** the following royalty payment would be payable under this Section 9.4.1 (subject to the reductions set forth below): ***% x $*** + ***% x $*** = $***

As used herein, the term “Royalty Holiday Period” means the period commencing on the date on which a *** and ending on the *** pursuant to this Section 9.4.1 ***prior to the date on which the ***. In the event that the Royalty Holiday Period ends prior to *** the Royalty Holiday Period ***.”

2.6 Amendment to Section 9.4.3. Effective upon, and subject to the occurrence of, *** Section *** of the Original Immunomedics Agreement is amended by deleting the parenthetical “***” and replacing such parenthetical with the following: “***”.

2.7 Amendment to Article 13. Effective upon, and subject to the occurrence of, ***, Article 13 of the Original Immunomedics Agreement is hereby amended by adding the following as a new Section 13.5 thereof:

“13.5 LIMITATION ON DAMAGES. IN NO EVENT SHALL IMMUNOMEDICS OR UCB *** BE LIABLE FOR SPECIAL, INDIRECT,

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INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR ANY DAMAGES CONSTITUTING LOST PROFITS SUFFERED BY, IN THE CASE OF IMMUNOMEDICS, ANY UCB INDEMNITEE OR, IN THE CASE OF UCB ***, ANY IMMUNOMEDICS INDEMNITEE, UNDER THIS AGREEMENT OR ANY OTHER AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY TO THE EXTENT SUCH DAMAGES RELATE TO *** OR ***, EXCEPT TO THE EXTENT OF ANY SUCH DAMAGES RESULTING FROM FRAUD, OR PAID TO A THIRD PARTY AS PART OF A THIRD PARTY CLAIM.”

3. ***; Cooperation. Immunomedics agrees that UCB may disclose to Partner any Confidential Information relating to the Licensed Compound, the Licensed Products and the transactions contemplated by the Immunomedics Agreement in connection with Partner’s evaluation of the transactions contemplated in the Collaboration Agreement, pursuant and subject to the terms of that certain Confidentiality Agreement among Immunomedics, Partner and UCB dated ***. Immunomedics acknowledges the Parties’ mutual interest in expediting ***. Accordingly, Immunomedics agrees that, ***, it shall use *** to ***, with *** to *** and *** specifically to the *** or the *** in the ***, provided that (i) such materials or information are in the possession of Immunomedics, its Affiliates or its or their agents and not also in the possession of UCB, (ii) Immunomedics shall be under no obligation to create any materials or information or any report or compilation of information or materials not in existence at the time of any such request by Partner and (iii) in no event shall Immunomedics be obligated to disclose any materials or information pursuant hereto if doing so would destroy any legal or similar privilege that may attach to or cover such materials or information.

4. Warrant Issuance. Concurrently herewith, Immunomedics shall issue to UCB, for no additional consideration other than the payment contemplated in Section 1.1(a) hereof, the warrant attached hereto as Exhibit A (the “Warrant”) to purchase one million shares of Immunomedics’s common stock at a price equal to $8.00 per share.

5. Ratification. Other than as expressly set forth herein, the terms and provisions of this Amendment Agreement are not intended to and shall not be deemed to limit, restrict, modify, alter, amend or otherwise change in any manner the rights and obligations of the Parties under the Original Immunomedics Agreement. Except as specifically amended hereby, the terms and conditions of the Original Immunomedics Agreement remain in full force and effect.

6. Mutual Release. Effective upon each Party’s receipt of a duly executed copy of this Agreement from the other Party, Immunomedics’s receipt of the payment contemplated in Section 1.1(a) hereof, and, in the case of UCB, UCB’s receipt of the duly issued Warrant, each Party, for itself and on behalf of its Affiliates, predecessors, successors, insurers, parent, subsidiary and sibling corporations and entities, and assigns hereby completely and generally releases, remises, acquits and forever discharges the other Party, its subsidiaries and Affiliates, and their respective present and past officers, directors, shareholders, partners, limited partners, employees, representatives, agents, attorneys, heirs, predecessors, successors, insurers and assigns

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of and from any and all past and present claims, demands, obligations, actions, causes of action, rights, damages, expenses and requests for compensation or payment of any nature whatsoever, whether based on tort, contract, or any other legal theory of recovery, and whether for compensatory, consequential or punitive damages or other relief or damage, whether known or unknown, whether suspected or unsuspected, whether liquidated or unliquidated that have arisen from the beginning of time until the date of this Agreement which in any way related to the Development of the Licensed Compound or the Licensed Products. For the sake of clarity, the foregoing shall not affect any claim either Party may have in respect of any breach by the other Party on or after the date hereof of any obligations under this Amendment Agreement ***.

7. Confidentiality. The Parties agree that this Amendment Agreement and the terms contained herein constitute Confidential Information (as defined in the Immunomedics Agreement and the Collaboration Agreement, as applicable) of all Parties subject to the terms of Section 12 of the Immunomedics Agreement. Each Party agrees that any public announcements, disclosures or filings made by it with respect to this Amendment Agreement shall be subject to the terms of Section 12.4 and Section 16.8 of the Immunomedics Agreement as supplemented by Section 20.8 of the Supplemental Agreement.

8. Representation and Warranty. Each Party represents and warrants to the other Party that (a) the execution and delivery by such Party of this Agreement and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby are within its power and have been duly authorized by all necessary action on the part of such Party and (b) this Agreement has been duly executed and delivered by a duly authorized representative of such Party and is the legal, valid and binding obligation thereof, enforceable against such Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally.

9. Effectiveness of Certain Terms. The payment contemplated in Section 1.1(b) of this Amendment Agreement shall not be payable, and the amendments contemplated in Sections 2.1, 2.2 and 2.3 of this Amendment Agreement shall not be effective, until the date on which ***.

10. Incorporation By Reference. Sections 16.1, 16.2, 16.4 through 16.12, 16.16 and 16.17 of the Immunomedics Agreement are hereby incorporated by reference herein, mutatis mutandis, as though expressly set forth herein.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment Agreement to be executed as of the date first above written.

UCB PHARMA S.A.

By:	/s/ Robert J. Trainor
Name: Robert J. Trainor
Title: Director

By:	/s/ Roch Doliveux
Name: Roch Doliveux
Title: Director

IMMUNOMEDICS, INC.

By:	/s/ Cynthia L. Sullivan
Name: Cynthia L. Sullivan
Title: President and CEO

Signature Page to Amendment Agreement

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Exhibit A

Form of Warrant

[Filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2011, filed on February 8, 2012]